UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2007

XCORPOREAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31608	98-0349685
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11150 Santa Monica Boulevard, Suite 340, Los Angeles, California 90025
(Address of principal executive offices, including zip code)

(310) 424-5668
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

 ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

 ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 7.01 Regulation FD Disclosure

Xcorporeal, Inc. will present at The UBS 2007 Global Life Sciences Conference in New York City on Tuesday, September 25th, 2007 at 8:00 am Eastern time. A copy of the written materials for the presentation is furnished as Exhibit 99.1 hereto.

Unless otherwise required by law, we disclaim any obligation to release publicly any updates or changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

99.1  The UBS 2007 Global Life Sciences Conference presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

XCORPOREAL, INC.

Date: September 25, 2007	By:	/s/ Winson W. Tang
Winson W. Tang
Chief Operating Officer